                                                             EXHIBIT 23(H)(I)(C)

                                AMENDED EXHIBIT A

     THIS EXHIBIT A, amended and restated as of November 14, 2006, is Exhibit A to that certain Transfer Agency Services Agreement dated as of November 1, 1999 between PFPC Inc. and WT Mutual Fund.

Wilmington Short/Intermediate-Term Bond Fund               Institutional Shares
                                                           A Shares

Wilmington Broad Market Bond Fund                          Institutional Shares
                                                           A Shares

Wilmington Municipal Bond Fund                             Institutional Shares
                                                           A Shares

Wilmington Large-Cap Core Fund                             Institutional Shares
                                                           A Shares

Wilmington Large-Cap Value Fund                            Institutional Shares
                                                           A Shares

Wilmington Small-Cap Core Fund                             Institutional Shares
                                                           A Shares

Wilmington Multi-Manager Real Asset Fund                   Institutional Shares
                                                           A Shares

Wilmington Multi-Manager International Fund                Institutional Shares
                                                           A Shares

Wilmington Multi-Manager Large-Cap Fund                    Institutional Shares
                                                           A Shares
                                                           Service Shares

Wilmington Multi-Manager Mid-Cap Fund                      Institutional Shares
                                                           A Shares
                                                           Service Shares

Wilmington Multi-Manager Small-Cap Fund                    Institutional Shares
                                                           A Shares
                                                           Service Shares

Wilmington Large-Cap Growth Fund                           Institutional Shares
                                                           A Shares

Roxbury Mid-Cap Fund                                       Institutional Shares
                                                           Investor

Roxbury Small-Cap Growth Fund                              Institutional Shares
                                                           Investor

Wilmington Prime Money Market Fund                         Institutional Shares
                                                           Service Shares
                                                           Class W Shares

Wilmington U.S. Government Money Market Fund               Institutional Shares
                                                           Service Shares
                                                           Class W Shares

Wilmington Tax - Exempt Money Market Fund                  Institutional Shares
                                                           Class W Shares

Wilmington Aggressive Asset Allocation Fund                Institutional Shares
                                                           A Shares

Wilmington Moderate Asset Allocation Fund                  Institutional Shares
                                                           A Shares

Wilmington Conservative Asset Allocation Fund              Institutional Shares
                                                           A Shares

Wilmington Small-Cap Growth Fund                           Institutional Shares
                                                           A Shares

Wilmington Mid-Cap Core Fund                               Institutional Shares
                                                           A Shares

Wilmington Small-Cap Value Fund                            Institutional Shares
                                                           A Shares

Wilmington ETF Allocation Fund                             Institutional Shares
                                                           A Shares

Wilmington Fundamentally Weighted Large Company Fund       Institutional Shares
                                                           A Shares

Wilmington Fundamentally Weighted Small Company Fund       Institutional Shares
                                                           A Shares